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                                                                    Exhibit 10.2


                            Artwork and Beyond, Inc.
                               761-D Coates Avenue
                            Holbrook, New York 11741
                                  631-471-6700





To: Ross Galleries
From: Artwork & Beyond
Re: Rent



This memo will serve as the lease agreement between Ross Galleries, Inc. and Artwork and Beyond. It is agreed that Artwork and Beyond will pay Ross Galleries rent on a rent month to month basis in the amount of $2,2916,67.



Agreed and Accepted


ARTWORK AND BEYOND

By: /s/ Howard Blum
    ----------------------
Name: Howard Blum
Title:


ROSS GALLERIES,INC.

/s/Jay Camina
--------------------------
Name: Jay Camina
Title: